EXHIBIT 32.1

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Shay Goldstein, Chief Executive Officer, President and Secretary of Safetek International, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Safetek International, Inc. for the quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Safetek International, Inc. and its subsidiaries.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.


Date: August 16, 2005                   By:    /s/   Shay Goldstein
                                               ---------------------------------
                                        Title: Principal Executive Officer
                                               Principal Financial Officer